EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Phyllis O. Bonanno
PHYLLIS O. BONANNO

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 6, 2014	/s/ David T. Brown
DAVID T. BROWN

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Dennis C. Cuneo
DENNIS C. CUNEO

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Jere A. Drummond
JERE A. DRUMMOND

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 14, 2014	/s/ Jan Carlson
JAN CARLSON

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ John R. McKernan, Jr.
JOHN R. MCKERNAN, JR.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Alexis P. Michas
ALEXIS P. MICHAS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Ernest J. Novak, Jr.
ERNEST J. NOVAK, JR.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Vicki L. Sato, Ph.D.
VICKI L. SATO, PH.D.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Richard O. Schaum
RICHARD O. SCHAUM

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ Thomas T. Stallkamp
THOMAS T. STALLKAMP

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints JAMES R. VERRIER, RONALD T. HUNDZINSKI, and JOHN J. GASPAROVIC, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, and warrants, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2014	/s/ James R. Verrier
JAMES R. VERRIER